CAMDEN NODA
LEASING CENTER

Featured Community: Camden NoDa • Charlotte, NC • 387 Apartment Homes • Currently in Lease-Up

CAMDEN[SM]
Living Excellence

2Q23 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2023 OPERATING RESULTS

Houston, Texas (August 3, 2023) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2023. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2023 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Per Diluted Share	2023	2022	2023	2022
EPS	$0.84	$4.54	$1.22	$5.37
FFO	$1.67	$1.64	$3.33	$3.14
Core FFO	$1.70	$1.61	$3.36	$3.10
Core AFFO	$1.51	$1.42	$3.01	$2.77

	Three Months Ended	2Q23 Guidance	2Q23 Guidance
Per Diluted Share	June 30, 2023	Midpoint	Variance
EPS(1)	$0.84	$0.38	$0.46
FFO(1)	$1.67	$1.66	$0.01
Core FFO	$1.70	$1.68	$0.02
(1) 2Q23 EPS and FFO guidance adjusted to reflect $0.02 impact from retirement of secured variable rate debt previously announced on May 31, 2023.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q23 vs. 2Q22	2Q23 vs. 1Q23	2023 vs. 2022
Revenues	6.1%	1.5%	7.0%
Expenses	5.8%	0.9%	6.8%
Net Operating Income ("NOI")	6.2%	1.8%	7.1%

Same Property Results	2Q23	2Q22	1Q23
Occupancy	95.4%	96.8%	95.3%

For 2023, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	July 2023*	July 2022	2Q23	2Q22
Signed New Lease Rates	1.6%	13.0%	2.2%	16.2%
Signed Renewal Rates	5.2%	12.6%	5.9%	14.4%
Signed Blended Lease Rates	3.4%	12.8%	4.1%	15.2%
New Lease and Renewal Data - Date Effective (2)	July 2023*	July 2022	2Q23	2Q22
Effective New Lease Rates	2.0%	15.3%	2.2%	15.1%
Effective Renewal Rates	6.3%	14.5%	6.3%	13.2%
Effective Blended Lease Rates	4.1%	14.9%	4.0%	14.2%
*Data as of July 31, 2023
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	July 2023*	July 2022	2Q23	2Q22
Occupancy	95.6%	96.7%	95.4%	96.8%
Annualized Gross Turnover	61%	63%	54%	54%
Annualized Net Turnover	50%	54%	44%	47%
*Data as of July 31, 2023

Development Activity
During the quarter, construction was completed at Camden Tempe II in Tempe, AZ and lease-up was completed subsequent to quarter end. Additionally, leasing continued at Camden NoDa in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/31/2023
Camden Tempe II	Tempe, AZ	397	$106.5	95%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/31/2023
Camden NoDa	Charlotte, NC	387	$108.0	64%
Camden Durham	Durham, NC	420	145.0
Camden Village District	Raleigh, NC	369	138.0
Camden Woodmill Creek	The Woodlands, TX	189	75.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,553	$546.0

Disposition Activity
During the quarter, the Company disposed of a 138-apartment home community in Costa Mesa, CA for approximately $61.1 million and recognized a gain of approximately $48.9 million.

Liquidity Analysis
As of June 30, 2023, Camden had approximately $725.5 million of liquidity comprised of approximately $20.3 million in cash and cash equivalents, and $705.2 million of availability under its unsecured credit facility. At quarter-end, the Company had $212.3 million left to fund under its existing wholly-owned development pipeline.

Capital Market Transactions
During the quarter, the Company utilized its unsecured revolving credit facility to retire approximately $185.2 million of secured variable rate debt and recognized charges in conjunction with this early retirement of debt of approximately $2.5 million. Also during the quarter, the Company retired its 5.07% $250.0 million senior note payable which matured in June 2023.

Earnings Guidance
Camden updated its earnings guidance for 2023 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2023 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q23	2023	2023 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS(1)	$0.41 - $0.45	$2.07 - $2.17	$2.12	$1.67	$0.45
FFO(1)	$1.71 - $1.75	$6.80 - $6.90	$6.85	$6.84	$0.01
Core FFO	$1.71 - $1.75	$6.83 - $6.93	$6.88	$6.86	$0.02
(1) Prior EPS and FFO guidance adjusted to reflect $0.02 impact from retirement of secured variable rate debt previously announced on May 31, 2023.

	2023
Updated Same Property Growth Guidance	Range	Midpoint	Prior	Change
Revenues	5.15% - 6.15%	5.65%	5.65%	—%
Expenses	6.35% - 7.35%	6.85%	6.85%	—%
NOI	4.00% - 6.00%	5.00%	5.00%	—%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2023 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, August 4, 2023 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6722168
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,961 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 60,514 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 16 consecutive years, most recently ranking #33. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Property revenues	$385,499	$361,716	$763,662	$673,075

Adjusted EBITDAre	224,017	212,382	444,073	394,833

Net income attributable to common shareholders	91,099	497,315	133,016	578,060
Per share - basic	0.84	4.59	1.22	5.41
Per share - diluted	0.84	4.54	1.22	5.37

Funds from operations	184,034	179,946	367,040	340,421
Per share - diluted	1.67	1.64	3.33	3.14

Core funds from operations	187,635	177,116	370,683	335,749
Per share - diluted	1.70	1.61	3.36	3.10

Core adjusted funds from operations	166,601	155,686	332,070	300,068
Per share - diluted	1.51	1.42	3.01	2.77

Dividends per share	1.00	0.94	2.00	1.88
Dividend payout ratio (FFO)	59.9%	57.3%	60.1%	59.9%

Interest expensed	33,578	29,022	66,421	53,564
Interest capitalized	4,994	4,531	9,963	8,525
Total interest incurred	38,572	33,553	76,384	62,089

Net Debt to Annualized Adjusted EBITDAre (a)	4.2x	4.4x	4.2x	4.0x
Interest expense coverage ratio	6.7x	7.3x	6.7x	7.4x
Total interest coverage ratio	5.8x	6.3x	5.8x	6.4x
Fixed charge expense coverage ratio	6.7x	7.3x	6.7x	7.4x
Total fixed charge coverage ratio	5.8x	6.3x	5.8x	6.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.5x	3.3x	3.5x	3.3x

Same property NOI growth (b) (c)	6.2%	16.5%	7.1%	16.0%
(# of apartment homes included)	48,137	46,548	48,137	46,548

Same property turnover
Gross turnover of apartment homes (annualized)	54%	54%	49%	48%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	44%	47%	40%	42%

	As of June 30,		As of June 30,
	2023	2022	2023	2022
Total assets	$9,260,403	$9,486,016	$9,260,403	$9,486,016
Total debt	$3,682,430	$3,736,950	$3,682,430	$3,736,950
Common and common equivalent shares, outstanding end of period (d)	110,277	110,095	110,277	110,095
Share price, end of period	$108.87	$134.48	$108.87	$134.48
Book equity value, end of period (e)	$4,991,542	$5,177,280	$4,991,542	$5,177,280
Market equity value, end of period (f)	$12,005,857	$14,805,576	$12,005,857	$14,805,576

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at June 30, 2023: 108,681 common shares (including 11 common share equivalents related to share awards), plus 1,596 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
OPERATING DATA

Property revenues (a)	$385,499	$361,716	$763,662	$673,075

Property expenses
Property operating and maintenance	87,742	79,418	173,027	149,855
Real estate taxes	49,855	48,393	99,251	88,266
Total property expenses	137,597	127,811	272,278	238,121

Non-property income
Fee and asset management	718	1,190	1,296	3,640
Interest and other income	431	662	493	2,793
Income/(loss) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Total non-property income/(loss)	3,993	(12,826)	10,545	(15,742)

Other expenses
Property management	8,751	7,282	17,048	14,496
Fee and asset management	420	359	833	1,534
General and administrative	15,863	15,734	31,219	30,524
Interest	33,578	29,022	66,421	53,564
Depreciation and amortization	143,054	157,734	285,498	270,872
Expense/(benefit) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Total other expenses	204,510	195,453	409,775	348,815

Loss on early retirement of debt	(2,513)	—	(2,513)	—
Gain on sale of operating property	48,919	—	48,919	36,372
Gain on acquisition of unconsolidated joint venture interests	—	474,146	—	474,146
Equity in income of joint ventures	—	—	—	3,048
Income from continuing operations before income taxes	93,791	499,772	138,560	583,963
Income tax expense	(851)	(886)	(2,001)	(1,476)
Net income	92,940	498,886	136,559	582,487
Less income allocated to non-controlling interests	(1,841)	(1,571)	(3,543)	(4,427)
Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$92,940	$498,886	$136,559	$582,487
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	369	717	738
Comprehensive income	93,298	499,255	137,276	583,225
Less income allocated to non-controlling interests	(1,841)	(1,571)	(3,543)	(4,427)
Comprehensive income attributable to common shareholders	$91,457	$497,684	$133,733	$578,798

PER SHARE DATA

Total earnings per common share - basic	$0.84	$4.59	$1.22	$5.41
Total earnings per common share - diluted	0.84	4.54	1.22	5.37

Weighted average number of common shares outstanding:
Basic	108,663	108,106	108,616	106,729
Diluted	109,392	109,745	108,636	108,393

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2023, we recognized $385.5 million of property revenue which consisted of approximately $343.1 million of rental revenue and approximately $42.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $361.7 million recognized for the three months ended June 30, 2022, made up of approximately $320.9 million of rental revenue and approximately $40.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2023, we recognized $763.7 million of property revenue which consisted of approximately $680.3 million of rental revenue and approximately $83.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $673.1 million of property revenue recognized for the six months ended June 30, 2022, made up of approximately $597.9 million of rental revenue and approximately $75.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.3 million and $9.4 million for the three months ended June 30, 2023 and 2022, respectively and was $20.8 million and $17.7 million for the six months ended June 30, 2023 and 2022, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060
Real estate depreciation and amortization	140,013	155,206	279,400	265,743
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,841	1,571	3,543	4,427
Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Funds from operations	$184,034	$179,946	$367,040	$340,421

Plus: Casualty-related expenses, net of recoveries	981	251	939	251
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	555	84	555
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Plus: Expensed development & other pursuit costs	471	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(4,303)
Less: Miscellaneous (income)/expense (a)	(364)	(194)	(364)	(2,071)
Core funds from operations	$187,635	$177,116	$370,683	$335,749

Less: recurring capitalized expenditures (b)	(21,034)	(21,430)	(38,613)	(35,681)

Core adjusted funds from operations	$166,601	$155,686	$332,070	$300,068

PER SHARE DATA
Funds from operations - diluted	$1.67	$1.64	$3.33	$3.14
Core funds from operations - diluted	1.70	1.61	3.36	3.10
Core adjusted funds from operations - diluted	1.51	1.42	3.01	2.77
Distributions declared per common share	1.00	0.94	2.00	1.88

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,262	109,745	110,232	108,393

PROPERTY DATA
Total operating properties (end of period) (c)	172	171	172	171
Total operating apartment homes in operating properties (end of period) (c)	58,961	58,425	58,961	58,425
Total operating apartment homes (weighted average)	59,039	58,282	58,938	54,608

(a) Activity relates to proceeds from an earn-out from a previously sold technology investment.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
ASSETS
Real estate assets, at cost
Land	$1,727,182	$1,722,881	$1,716,273	$1,706,396	$1,695,118
Buildings and improvements	10,848,837	10,778,795	10,674,619	10,574,820	10,440,037
	12,576,019	12,501,676	12,390,892	12,281,216	12,135,155
Accumulated depreciation	(4,113,095)	(3,987,438)	(3,848,111)	(3,709,487)	(3,572,764)
Net operating real estate assets	8,462,924	8,514,238	8,542,781	8,571,729	8,562,391
Properties under development, including land	516,543	515,134	524,981	529,076	581,844
Total real estate assets	8,979,467	9,029,372	9,067,762	9,100,805	9,144,235
Accounts receivable – affiliates	12,121	12,121	13,364	13,258	13,258
Other assets, net (a)	239,958	226,394	229,371	231,645	249,865
Cash and cash equivalents	20,326	20,419	10,687	62,027	72,095
Restricted cash	8,531	6,863	6,751	6,390	6,563
Total assets	$9,260,403	$9,295,169	$9,327,935	$9,414,125	$9,486,016

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,352,415	$3,232,682	$3,165,924	$3,173,198	$3,222,252
Secured	330,015	515,134	514,989	514,843	514,698
Accounts payable and accrued expenses	192,613	191,468	211,370	212,558	195,070
Accrued real estate taxes	93,642	48,084	95,551	125,210	86,952
Distributions payable	110,465	110,444	103,628	103,620	103,621
Other liabilities (b)	189,711	193,804	179,552	176,334	186,143
Total liabilities	4,268,861	4,291,616	4,271,014	4,305,763	4,308,736

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,156	1,156
Additional paid-in capital	5,907,828	5,903,437	5,897,454	5,893,623	5,890,792
Distributions in excess of net income attributable to common shareholders	(666,218)	(648,457)	(581,532)	(525,127)	(452,865)
Treasury shares	(320,675)	(321,431)	(328,684)	(329,027)	(328,975)
Accumulated other comprehensive loss (c)	(1,057)	(1,415)	(1,774)	(2,632)	(3,001)
Total common equity	4,921,034	4,933,290	4,986,620	5,037,993	5,107,107
Non-controlling interests	70,508	70,263	70,301	70,369	70,173
Total equity	4,991,542	5,003,553	5,056,921	5,108,362	5,177,280
Total liabilities and equity	$9,260,403	$9,295,169	$9,327,935	$9,414,125	$9,486,016

(a) Includes net deferred charges of:	$7,033	$7,710	$8,413	$8,961	$307

(b) Includes deferred revenues of:	$1,239	$1,348	$304	$331	$358

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2023 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,911	281	—	—	6,192
Houston, TX	6,398	2,756	—	377	9,531
Atlanta, GA	3,970	892	—	—	4,862
Dallas, TX	4,974	1,250	—	—	6,224
Phoenix, AZ	4,029	—	397	—	4,426
SE Florida	2,376	674	—	—	3,050
Orlando, FL	3,294	660	—	—	3,954
Los Angeles/Orange County, CA	1,855	670	—	—	2,525
Tampa, FL	2,654	450	—	—	3,104
Denver, CO	2,873	—	—	—	2,873
Charlotte, NC	2,838	266	—	387	3,491
Raleigh, NC	2,542	710	—	789	4,041
Austin, TX	2,000	1,686	—	—	3,686
San Diego/Inland Empire, CA	1,665	132	—	—	1,797
Nashville, TN	758	—	—	—	758
Total Portfolio	48,137	10,427	397	1,553	60,514

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
D.C. Metro (a)	14.4%	12.5%	96.5%	96.1%	96.4%	96.9%	97.0%
Houston, TX	9.6%	11.1%	94.8%	94.3%	95.1%	95.9%	96.0%
Atlanta, GA	7.4%	7.4%	92.9%	93.1%	94.7%	96.1%	96.3%
Dallas, TX	8.1%	8.6%	95.5%	95.0%	95.7%	96.6%	96.9%
Phoenix, AZ	9.5%	8.5%	94.0%	94.7%	95.1%	95.0%	95.3%
SE Florida	6.6%	7.0%	96.3%	96.4%	96.2%	96.6%	97.6%
Orlando, FL	6.3%	6.4%	96.6%	96.1%	96.2%	97.2%	98.0%
Los Angeles/Orange County, CA	4.9%	5.8%	94.6%	95.0%	96.0%	97.2%	97.6%
Tampa, FL	6.4%	6.2%	96.3%	96.6%	96.7%	97.3%	97.9%
Denver, CO	6.7%	5.6%	96.3%	95.8%	96.1%	96.6%	96.8%
Charlotte, NC	5.8%	5.4%	95.4%	94.8%	95.8%	96.6%	96.6%
Raleigh, NC	4.7%	4.9%	95.8%	95.1%	95.7%	96.0%	96.3%
Austin, TX	3.3%	5.0%	93.7%	94.4%	95.5%	96.4%	96.9%
San Diego/Inland Empire, CA	4.5%	4.1%	95.6%	95.3%	96.1%	97.2%	97.7%
Nashville, TN	1.8%	1.5%	96.5%	96.8%	96.9%	97.1%	96.6%
Total Portfolio	100.0%	100.0%	95.2%	95.1%	95.7%	96.5%	96.8%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2023	2022	Change	2023	2022	Change
"Same Property" Communities (a)	48,137	$314,706	$296,728	$17,978	$624,832	$583,934	$40,898
Non-"Same Property" Communities (b)	10,427	64,296	57,972	6,324	127,259	76,491	50,768
Development and Lease-Up Communities (c)	1,950	2,559	21	2,538	3,903	21	3,882
Disposition/Other (d)	—	3,938	6,995	(3,057)	7,668	12,629	(4,961)
Total Property Revenues	60,514	$385,499	$361,716	$23,783	$763,662	$673,075	$90,587

Property Expenses
"Same Property" Communities (a)	48,137	$109,652	$103,662	$5,990	$218,373	$204,470	$13,903
Non-"Same Property" Communities (b)	10,427	24,801	22,587	2,214	48,911	29,444	19,467
Development and Lease-Up Communities (c)	1,950	796	12	784	1,288	12	1,276
Disposition/Other (d)	—	2,348	1,550	798	3,706	4,195	(489)
Total Property Expenses	60,514	$137,597	$127,811	$9,786	$272,278	$238,121	$34,157

Property Net Operating Income
"Same Property" Communities (a)	48,137	$205,054	$193,066	$11,988	$406,459	$379,464	$26,995
Non-"Same Property" Communities (b)	10,427	39,495	35,385	4,110	78,348	47,047	31,301
Development and Lease-Up Communities (c)	1,950	1,763	9	1,754	2,615	9	2,606
Disposition/Other (d)	—	1,590	5,445	(3,855)	3,962	8,434	(4,472)
Total Property Net Operating Income	60,514	$247,902	$233,905	$13,997	$491,384	$434,954	$56,430

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2022, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	June 30,	March 31,	December 31,	September 30,	June 30,
Property Revenues	Homes	2023	2023	2022	2022	2022
"Same Property" Communities (a)	48,137	$314,706	$310,126	$308,336	$305,850	$296,728
Non-"Same Property" Communities (b)	10,427	64,296	62,963	62,251	60,444	57,972
Development and Lease-Up Communities (c)	1,950	2,559	1,344	872	400	21
Disposition/Other (d)	—	3,938	3,730	4,450	7,078	6,995
Total Property Revenues	60,514	$385,499	$378,163	$375,909	$373,772	$361,716

Property Expenses
"Same Property" Communities (a)	48,137	$109,652	$108,721	$101,769	$106,395	$103,662
Non-"Same Property" Communities (b)	10,427	24,801	24,110	23,049	23,552	22,587
Development and Lease-Up Communities (c)	1,950	796	492	296	156	12
Disposition/Other (d)	—	2,348	1,358	2,015	2,728	1,550
Total Property Expenses	60,514	$137,597	$134,681	$127,129	$132,831	$127,811

Property Net Operating Income
"Same Property" Communities (a)	48,137	$205,054	$201,405	$206,567	$199,455	$193,066
Non-"Same Property" Communities (b)	10,427	39,495	38,853	39,202	36,892	35,385
Development and Lease-Up Communities (c)	1,950	1,763	852	576	244	9
Disposition/Other (d)	—	1,590	2,372	2,435	4,350	5,445
Total Property Net Operating Income	60,514	$247,902	$243,482	$248,780	$240,941	$233,905

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2022, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q23	2Q22	Growth	2Q23	2Q22	Growth	2Q23	2Q22	Growth
D.C. Metro	5,911	$42,797	$40,402	5.9%	$13,329	$12,624	5.6%	$29,468	$27,778	6.1%
Phoenix, AZ	4,029	26,693	25,747	3.7%	7,119	6,694	6.3%	19,574	19,053	2.7%
Houston, TX	6,398	36,443	34,816	4.7%	16,752	15,885	5.5%	19,691	18,931	4.0%
Atlanta, GA	3,970	24,359	24,060	1.2%	9,104	8,682	4.9%	15,255	15,378	(0.8)%
Dallas, TX	4,974	27,816	26,089	6.6%	11,187	10,780	3.8%	16,629	15,309	8.6%
Denver, CO	2,873	19,804	18,423	7.5%	5,997	5,359	11.9%	13,807	13,064	5.7%
SE Florida	2,376	20,243	18,432	9.8%	6,685	6,331	5.6%	13,558	12,101	12.0%
Tampa, FL	2,654	20,300	18,352	10.6%	7,161	6,718	6.6%	13,139	11,634	12.9%
Orlando, FL	3,294	20,489	18,577	10.3%	7,597	6,817	11.4%	12,892	11,760	9.6%
Charlotte, NC	2,838	16,728	15,308	9.3%	4,908	4,587	7.0%	11,820	10,721	10.3%
Los Angeles/Orange County, CA	1,855	14,958	15,103	(1.0)%	4,864	4,694	3.6%	10,094	10,409	(3.0)%
Raleigh, NC	2,542	13,784	12,832	7.4%	4,243	3,973	6.8%	9,541	8,859	7.7%
San Diego/Inland Empire, CA	1,665	13,386	12,717	5.3%	4,141	3,682	12.5%	9,245	9,035	2.3%
Austin, TX	2,000	11,501	10,914	5.4%	4,765	5,023	(5.1)%	6,736	5,891	14.3%
Nashville, TN	758	5,405	4,956	9.1%	1,800	1,813	(0.7)%	3,605	3,143	14.7%

Total Same Property	48,137	$314,706	$296,728	6.1%	$109,652	$103,662	5.8%	$205,054	$193,066	6.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q23	2Q22	Growth	2Q23	2Q22	Growth	2Q23	2Q22	Growth
D.C. Metro	14.4%	96.6%	97.1%	(0.5)%	$2,179	$2,036	7.0%	$2,499	$2,347	6.4%
Phoenix, AZ	9.5%	94.0%	95.3%	(1.3)%	1,988	1,892	5.1%	2,349	2,237	5.0%
Houston, TX	9.6%	94.7%	95.8%	(1.1)%	1,734	1,645	5.4%	2,006	1,895	5.8%
Atlanta, GA	7.4%	94.2%	97.0%	(2.8)%	1,890	1,782	6.1%	2,169	2,083	4.0%
Dallas, TX	8.1%	95.3%	96.7%	(1.4)%	1,706	1,570	8.7%	1,956	1,810	8.0%
Denver, CO	6.7%	96.3%	96.8%	(0.5)%	2,063	1,908	8.1%	2,387	2,209	8.0%
SE Florida	6.6%	96.3%	97.5%	(1.2)%	2,612	2,323	12.4%	2,949	2,655	11.0%
Tampa, FL	6.4%	96.5%	98.1%	(1.6)%	2,331	2,076	12.3%	2,643	2,355	12.2%
Orlando, FL	6.3%	96.6%	97.9%	(1.3)%	1,867	1,653	12.9%	2,147	1,923	11.6%
Charlotte, NC	5.8%	95.4%	96.6%	(1.2)%	1,771	1,599	10.8%	2,058	1,861	10.5%
Los Angeles/Orange County, CA	4.9%	94.6%	97.6%	(3.0)%	2,728	2,555	6.8%	2,840	2,783	2.0%
Raleigh, NC	4.7%	95.7%	96.8%	(1.1)%	1,607	1,469	9.4%	1,889	1,740	8.5%
San Diego/Inland Empire, CA	4.5%	95.5%	97.7%	(2.2)%	2,589	2,350	10.2%	2,803	2,607	7.5%
Austin, TX	3.3%	94.2%	97.1%	(2.9)%	1,742	1,597	9.1%	2,034	1,877	8.3%
Nashville, TN	1.8%	96.5%	96.6%	(0.1)%	2,305	2,128	8.3%	2,463	2,256	9.2%

Total Same Property	100.0%	95.4%	96.8%	(1.4)%	$1,998	$1,844	8.4%	$2,282	$2,123	7.5%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q23	1Q23	Growth	2Q23	1Q23	Growth	2Q23	1Q23	Growth
D.C. Metro	5,911	$42,797	$42,105	1.6%	$13,329	$13,196	1.0%	$29,468	$28,909	1.9%
Phoenix, AZ	4,029	26,693	26,719	(0.1)%	7,119	7,057	0.9%	19,574	19,662	(0.4)%
Houston, TX	6,398	36,443	35,534	2.6%	16,752	17,045	(1.7)%	19,691	18,489	6.5%
Atlanta, GA	3,970	24,359	24,010	1.5%	9,104	8,186	11.2%	15,255	15,824	(3.6)%
Dallas, TX	4,974	27,816	27,512	1.1%	11,187	11,768	(4.9)%	16,629	15,744	5.6%
Denver, CO	2,873	19,804	19,627	0.9%	5,997	5,922	1.3%	13,807	13,705	0.7%
SE Florida	2,376	20,243	20,094	0.7%	6,685	6,910	(3.3)%	13,558	13,184	2.8%
Tampa, FL	2,654	20,300	20,084	1.1%	7,161	7,031	1.8%	13,139	13,053	0.7%
Orlando, FL	3,294	20,489	20,135	1.8%	7,597	7,499	1.3%	12,892	12,636	2.0%
Charlotte, NC	2,838	16,728	16,215	3.2%	4,908	4,827	1.7%	11,820	11,388	3.8%
Los Angeles/Orange County, CA	1,855	14,958	14,737	1.5%	4,864	4,502	8.0%	10,094	10,235	(1.4)%
Raleigh, NC	2,542	13,784	13,487	2.2%	4,243	4,038	5.1%	9,541	9,449	1.0%
San Diego/Inland Empire, CA	1,665	13,386	13,152	1.8%	4,141	3,968	4.4%	9,245	9,184	0.7%
Austin, TX	2,000	11,501	11,412	0.8%	4,765	4,964	(4.0)%	6,736	6,448	4.5%
Nashville, TN	758	5,405	5,303	1.9%	1,800	1,808	(0.4)%	3,605	3,495	3.1%

Total Same Property	48,137	$314,706	$310,126	1.5%	$109,652	$108,721	0.9%	$205,054	$201,405	1.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q23	1Q23	Growth	2Q23	1Q23	Growth	2Q23	1Q23	Growth
D.C. Metro	14.4%	96.6%	96.2%	0.4%	$2,179	$2,158	1.0%	$2,499	$2,468	1.2%
Phoenix, AZ	9.5%	94.0%	94.7%	(0.7)%	1,988	1,987	0.1%	2,349	2,334	0.6%
Houston, TX	9.6%	94.7%	94.1%	0.6%	1,734	1,719	0.9%	2,006	1,967	2.0%
Atlanta, GA	7.4%	94.2%	94.3%	(0.1)%	1,890	1,887	0.2%	2,169	2,138	1.6%
Dallas, TX	8.1%	95.3%	94.7%	0.6%	1,706	1,692	0.8%	1,956	1,947	0.5%
Denver, CO	6.7%	96.3%	95.8%	0.5%	2,063	2,037	1.3%	2,387	2,377	0.4%
SE Florida	6.6%	96.3%	96.3%	0.0%	2,612	2,583	1.1%	2,949	2,928	0.7%
Tampa, FL	6.4%	96.5%	96.8%	(0.3)%	2,331	2,307	1.0%	2,643	2,605	1.4%
Orlando, FL	6.3%	96.6%	96.3%	0.3%	1,867	1,843	1.3%	2,147	2,115	1.5%
Charlotte, NC	5.8%	95.4%	95.1%	0.3%	1,771	1,747	1.4%	2,058	2,001	2.9%
Los Angeles/Orange County, CA	4.9%	94.6%	95.5%	(0.9)%	2,728	2,705	0.9%	2,840	2,774	2.4%
Raleigh, NC	4.7%	95.7%	94.7%	1.0%	1,607	1,591	1.0%	1,889	1,868	1.2%
San Diego/Inland Empire, CA	4.5%	95.5%	95.3%	0.2%	2,589	2,541	1.9%	2,803	2,758	1.6%
Austin, TX	3.3%	94.2%	95.0%	(0.8)%	1,742	1,730	0.7%	2,034	2,003	1.6%
Nashville, TN	1.8%	96.5%	96.8%	(0.3)%	2,305	2,271	1.5%	2,463	2,409	2.2%

Total Same Property	100.0%	95.4%	95.3%	0.1%	$1,998	$1,979	1.0%	$2,282	$2,252	1.4%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2023	2022	Growth	2023	2022	Growth	2023	2022	Growth
D.C. Metro	5,911	$84,902	$79,846	6.3%	$26,525	$25,285	4.9%	$58,377	$54,561	7.0%
Phoenix, AZ	4,029	53,412	50,706	5.3%	14,176	13,102	8.2%	39,236	37,604	4.3%
Houston, TX	6,398	71,977	68,946	4.4%	33,797	31,452	7.5%	38,180	37,494	1.8%
Atlanta, GA	3,970	48,369	47,314	2.2%	17,290	16,214	6.6%	31,079	31,100	(0.1)%
Dallas, TX	4,974	55,328	51,392	7.7%	22,955	21,996	4.4%	32,373	29,396	10.1%
Denver, CO	2,873	39,431	36,374	8.4%	11,919	10,767	10.7%	27,512	25,607	7.4%
SE Florida	2,376	40,337	36,212	11.4%	13,595	12,350	10.1%	26,742	23,862	12.1%
Tampa, FL	2,654	40,384	36,014	12.1%	14,192	13,251	7.1%	26,192	22,763	15.1%
Orlando, FL	3,294	40,624	36,287	12.0%	15,096	13,323	13.3%	25,528	22,964	11.2%
Charlotte, NC	2,838	32,943	30,082	9.5%	9,735	9,131	6.6%	23,208	20,951	10.8%
Los Angeles/Orange County, CA	1,855	29,695	29,494	0.7%	9,366	9,430	(0.7)%	20,329	20,064	1.3%
Raleigh, NC	2,542	27,271	25,184	8.3%	8,281	7,910	4.7%	18,990	17,274	9.9%
San Diego/Inland Empire, CA	1,665	26,538	25,020	6.1%	8,109	7,235	12.1%	18,429	17,785	3.6%
Austin, TX	2,000	22,913	21,337	7.4%	9,729	9,440	3.1%	13,184	11,897	10.8%
Nashville, TN	758	10,708	9,726	10.1%	3,608	3,584	0.7%	7,100	6,142	15.6%

Total Same Property	48,137	$624,832	$583,934	7.0%	$218,373	$204,470	6.8%	$406,459	$379,464	7.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2023	2022	Growth	2023	2022	Growth	2023	2022	Growth
D.C. Metro	14.4%	96.4%	97.1%	(0.7)%	$2,168	$2,014	7.6%	$2,481	$2,318	7.0%
Phoenix, AZ	9.7%	94.4%	95.8%	(1.4)%	1,988	1,860	6.9%	2,342	2,194	6.7%
Houston, TX	9.4%	94.4%	95.8%	(1.4)%	1,727	1,631	5.9%	1,986	1,877	5.8%
Atlanta, GA	7.6%	94.3%	97.0%	(2.7)%	1,889	1,760	7.3%	2,149	2,047	4.9%
Dallas, TX	8.0%	95.0%	96.9%	(1.9)%	1,699	1,540	10.3%	1,951	1,780	9.6%
Denver, CO	6.8%	96.0%	96.6%	(0.6)%	2,050	1,882	8.9%	2,382	2,184	9.0%
SE Florida	6.6%	96.3%	97.7%	(1.4)%	2,598	2,271	14.4%	2,939	2,604	12.8%
Tampa, FL	6.4%	96.7%	97.9%	(1.2)%	2,319	2,037	13.8%	2,624	2,315	13.3%
Orlando, FL	6.3%	96.5%	97.9%	(1.4)%	1,855	1,620	14.5%	2,131	1,878	13.4%
Charlotte, NC	5.7%	95.2%	96.7%	(1.5)%	1,759	1,570	12.0%	2,028	1,826	11.0%
Los Angeles/Orange County, CA	5.0%	95.0%	97.6%	(2.6)%	2,717	2,527	7.5%	2,807	2,716	3.3%
Raleigh, NC	4.7%	95.2%	97.0%	(1.8)%	1,599	1,444	10.7%	1,876	1,703	10.1%
San Diego/Inland Empire, CA	4.5%	95.4%	97.8%	(2.4)%	2,565	2,319	10.6%	2,783	2,563	8.5%
Austin, TX	3.2%	94.6%	97.2%	(2.6)%	1,736	1,568	10.7%	2,018	1,834	10.0%
Nashville, TN	1.7%	96.7%	96.6%	0.1%	2,288	2,099	9.0%	2,436	2,214	10.0%

Total Same Property	100.0%	95.3%	96.9%	(1.6)%	$1,989	$1,816	9.5%	$2,267	$2,088	8.6%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2023
(In thousands)

(Unaudited)

					% of Actual
					2Q23 Operating
Quarterly Comparison (a) (b)	2Q23	2Q22	$ Change	% Change	Expenses

Property taxes	$39,429	$38,793	$636	1.6%	36.0%
Salaries and Benefits for On-site Employees	18,672	18,864	(192)	(1.0)%	17.0%
Utilities	20,538	19,512	1,026	5.3%	18.7%
Repairs and Maintenance	14,636	13,445	1,191	8.9%	13.4%
Property Insurance	7,714	5,153	2,561	49.7%	7.0%
General and Administrative	6,040	5,359	681	12.7%	5.5%
Marketing and Leasing	1,662	1,576	86	5.5%	1.5%
Other	961	960	1	0.1%	0.9%

Total Same Property	$109,652	$103,662	$5,990	5.8%	100.0%

					% of Actual
					2Q23 Operating
Sequential Comparison (a) (b)	2Q23	1Q23	$ Change	% Change	Expenses

Property taxes	$39,429	$39,443	($14)	0.0%	36.0%
Salaries and Benefits for On-site Employees	18,672	17,763	909	5.1%	17.0%
Utilities	20,538	21,219	(681)	(3.2)%	18.7%
Repairs and Maintenance	14,636	13,686	950	6.9%	13.4%
Property Insurance	7,714	7,942	(228)	(2.9)%	7.0%
General and Administrative	6,040	6,059	(19)	(0.3)%	5.5%
Marketing and Leasing	1,662	1,585	77	4.9%	1.5%
Other	961	1,024	(63)	(6.2)%	0.9%

Total Same Property	$109,652	$108,721	$931	0.9%	100.0%

					% of Actual
					2023 Operating
Year to Date Comparison (a) (b)	2023	2022	$ Change	% Change	Expenses

Property taxes	$78,871	$75,532	$3,339	4.4%	36.1%
Salaries and Benefits for On-site Employees	36,434	38,481	(2,047)	(5.3)%	16.7%
Utilities	41,757	39,530	2,227	5.6%	19.1%
Repairs and Maintenance	28,322	25,550	2,772	10.8%	13.0%
Property Insurance	15,656	10,339	5,317	51.4%	7.2%
General and Administrative	12,099	10,029	2,070	20.6%	5.5%
Marketing and Leasing	3,248	3,073	175	5.7%	1.5%
Other	1,986	1,936	50	2.6%	0.9%

Total Same Property	$218,373	$204,470	$13,903	6.8%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2023 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 7/31/2023
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Tempe II	397	$106.5			3Q20	2Q22	2Q23	3Q23	95%	96%
	Tempe, AZ
Total Completed Communities in Lease-Up		397	$106.5							95%	96%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/31/2023
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoDa	387	$108.0	$105.4	$32.8	3Q20	1Q23	4Q23	3Q24	64%	53%
	Charlotte, NC
2.	Camden Durham	420	145.0	110.3	110.2	1Q21	3Q23	2Q24	4Q25
	Durham, NC
3.	Camden Village District	369	138.0	55.5	55.5	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC
4.	Camden Woodmill Creek	189	75.0	37.4	37.4	3Q22	3Q23	3Q24	4Q24
	The Woodlands, TX
5.	Camden Long Meadow Farms	188	80.0	25.1	25.1	3Q22	4Q23	3Q24	4Q24
	Richmond, TX

Total Development Communities		1,553	$546.0	$333.7	$261.0					64%	53%

Additional Development Pipeline and Land(a)					255.5

Total Properties Under Development and Land (per Balance Sheet)					$516.5

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q23 NOI
Completed Communities in Lease-Up								$106.5	$1.3
Development Communities in Lease-Up								105.4	0.5
Total Development Communities NOI Contribution								$211.9	$1.8

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2023 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Blakeney	349	$145.0	$24.3
	Charlotte, NC
2.	Camden South Charlotte	420	153.0	27.7
	Charlotte, NC
3.	Camden Baker	435	165.0	31.5
	Denver, CO
4.	Camden Nations	393	175.0	36.2
	Nashville, TN
5.	Camden Gulch	480	260.0	47.3
	Nashville, TN
6.	Camden Paces III	350	100.0	21.6
	Atlanta, GA
7.	Camden Highland Village II	300	100.0	10.1
	Houston, TX
8.	Camden Arts District	354	150.0	42.9
	Los Angeles, CA
9.	Camden Downtown II	271	145.0	13.9
	Houston, TX
Development Pipeline		3,352	$1,393.0	$255.5

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DISPOSITIONS

(Unaudited)

2023 DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2023 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Sea Palms	Costa Mesa, CA	$61.1	138 Homes	$2,588	1990	6/29/2023

Total/Average Disposition			$61.1	138 Homes	$2,588

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2023:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2023	($1,396)	$—	$—	($1,396)	—%	N/A
2024	(2,381)	—	540,000	537,619	14.6%	4.2%
2025(c)	(2,014)	—	300,000	297,986	8.1%	6.0%
2026	(1,941)	24,000	—	22,059	0.6%	4.0%
2027	(1,960)	174,900	—	172,940	4.7%	3.9%
Thereafter	(5,803)	132,025	2,050,000	2,176,222	59.1%	3.4%
Total Maturing Debt	($15,495)	$330,925	$2,890,000	$3,205,430	87.1%	3.8%

Unsecured Line of Credit	$—	$—	$477,000	$477,000	12.9%	5.9%
Total Debt	($15,495)	$330,925	$3,367,000	$3,682,430	100.0%	4.1%

Weighted Average Maturity of Debt		6.3 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$816,895	22.2%	5.9%	3.3 Years
Fixed rate debt	2,865,535	77.8%	3.6%	7.1 Years
Total	$3,682,430	100.0%	4.1%	6.3 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,352,415	91.0%	4.1%	6.5 Years
Secured debt	330,015	9.0%	3.9%	4.1 Years
Total	$3,682,430	100.0%	4.1%	6.3 Years

REAL ESTATE ASSETS: (d)	Total Homes	% of Total	Total Cost	% of Total	2Q23 NOI	% of Total
Unencumbered real estate assets	55,904	92.4%	$11,755,193	89.8%	$231,737	93.5%
Encumbered real estate assets	4,610	7.6%	1,337,369	10.2%	16,165	6.5%
Total	60,514	100.0%	$13,092,562	100.0%	$247,902	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.5x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) 2025 maturities include $300 million term loan funded in December 2022.

(d) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2023 AND 2024:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2023	($697)	$—	$—	($697)	N/A
4Q 2023	(699)	—	—	(699)	N/A
2023	($1,396)	$—	$—	($1,396)	N/A

1Q 2024	($636)	$—	$250,000	$249,364	4.4%
2Q 2024	(635)	—	—	(635)	N/A
3Q 2024	(608)	—	290,000	289,392	4.1%
4Q 2024	(502)	—	—	(502)	N/A
2024	($2,381)	$—	$540,000	$537,619	4.2%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	537%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	28%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	358%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	563%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2023
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,566	$43	$492	$8
Appliances	10	years	1,289	22	396	7
Painting	—		—	—	2,082	35
Cabinetry/Countertops	8	years	187	3	—	—
Other	7	years	1,857	31	1,316	22
Exteriors
Painting	5	years	474	8	—	—
Carpentry	10	years	990	17	—	—
Landscaping	6	years	982	17	3,776	64
Roofing	19	years	974	16	231	4
Site Drainage	10	years	269	5	—	—
Fencing/Stair	10	years	543	9	—	—
Other (b)	10	years	4,541	78	6,112	104
Common Areas
Mech., Elec., Plumbing	9	years	4,573	77	3,024	51
Parking/Paving	5	years	470	8	—	—
Pool/Exercise/Facility	7	years	1,319	22	584	10
Total Recurring (c)			$21,034	$356	$18,013	$305
Weighted Average Apartment Homes				59,039		59,039

Non-recurring & revenue enhancing capitalized expenditures (d)			$272

Reposition Expenditures (e)	10	years	$15,908	$26,036
Repositioned Apartment Homes				611

	Year to Date 2023
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$5,432	$92	$841	$14
Appliances	10	years	3,020	51	819	14
Painting	—		—	—	3,857	66
Cabinetry/Countertops	8	years	303	5	—	—
Other	7	years	4,692	80	2,553	43
Exteriors
Painting	5	years	496	8	—	—
Carpentry	10	years	1,309	22	—	—
Landscaping	6	years	1,376	24	7,051	120
Roofing	19	years	1,536	26	483	8
Site Drainage	10	years	497	9	—	—
Fencing/Stair	10	years	849	14	—	—
Other (b)	10	years	7,653	130	12,326	209
Common Areas
Mech., Elec., Plumbing	9	years	8,215	139	5,798	99
Parking/Paving	5	years	600	10	—	—
Pool/Exercise/Facility	7	years	2,635	45	1,019	17
Total Recurring (c)			$38,613	$655	$34,747	$590
Weighted Average Apartment Homes				58,938		58,938

Non-recurring & revenue enhancing capitalized expenditures (d)			$845

Reposition Expenditures (e)	10	years	$37,863	$31,344
Repositioned Apartment Homes				1,208

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2023.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2023 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060
Real estate depreciation and amortization	140,013	155,206	279,400	265,743
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,841	1,571	3,543	4,427
Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Funds from operations	$184,034	$179,946	$367,040	$340,421

Plus: Casualty-related expenses, net of recoveries	981	251	939	251
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	555	84	555
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Plus: Expensed development & other pursuit costs	471	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(4,303)
Less: Miscellaneous (income)/expense (a)	(364)	(194)	(364)	(2,071)
Core funds from operations	$187,635	$177,116	$370,683	$335,749

Less: recurring capitalized expenditures	(21,034)	(21,430)	(38,613)	(35,681)

Core adjusted funds from operations	$166,601	$155,686	$332,070	$300,068

Weighted average number of common shares outstanding:
EPS diluted	109,392	109,745	108,636	108,393
FFO/Core FFO/ Core AFFO diluted	110,262	109,745	110,232	108,393
a) Activity relates to proceeds from an earn-out from a previously sold technology investment

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Total Earnings Per Common Share - Diluted	$0.84	$4.54	$1.22	$5.37
Real estate depreciation and amortization	1.26	1.41	2.52	2.45
Adjustments for unconsolidated joint ventures	—	—	—	0.02
Income allocated to non-controlling interests	0.01	0.01	0.03	0.01
Gain on sale of operating property	(0.44)	—	(0.44)	(0.34)
Gain on acquisition of unconsolidated joint venture interests	—	(4.32)	—	(4.37)
FFO per common share - Diluted	$1.67	$1.64	$3.33	$3.14

Plus: Casualty-related expenses, net of recoveries	0.01	—	0.01	—
Plus: Severance	—	—	—	0.01
Plus: Legal costs and settlements	—	—	—	0.01
Plus: Loss on early retirement of debt	0.02	—	0.02	—
Plus: Expensed development & other pursuit costs	—	—	—	—
Less: Net below market lease amortization	—	(0.03)	—	(0.04)
Less: Miscellaneous (income)/expense (a)	—	—	—	(0.02)
Core FFO per common share - Diluted	$1.70	$1.61	$3.36	$3.10

Less: recurring capitalized expenditures	(0.19)	(0.19)	(0.35)	(0.33)

Core AFFO per common share - Diluted	$1.51	$1.42	$3.01	$2.77

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q23	Range	2023	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$2.07	$2.17
Expected real estate depreciation and amortization	1.29	1.29	5.12	5.12
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Reported (gain) on sale of operating properties	—	—	(0.44)	(0.44)
Expected FFO per share - diluted	$1.71	$1.75	$6.80	$6.90
Anticipated Adjustments to FFO	—	—	0.03	0.03
Expected Core FFO per share - diluted	$1.71	$1.75	$6.83	$6.93

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income	$92,940	$498,886	$136,559	$582,487
Less: Fee and asset management income	(718)	(1,190)	(1,296)	(3,640)
Less: Interest and other income	(431)	(662)	(493)	(2,793)
Less: (Income)/loss on deferred compensation plans	(2,844)	14,678	(8,756)	22,175
Plus: Property management expense	8,751	7,282	17,048	14,496
Plus: Fee and asset management expense	420	359	833	1,534
Plus: General and administrative expense	15,863	15,734	31,219	30,524
Plus: Interest expense	33,578	29,022	66,421	53,564
Plus: Depreciation and amortization expense	143,054	157,734	285,498	270,872
Plus: Expense/(benefit) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Less: Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Less: Equity in income of joint ventures	—	—	—	(3,048)
Plus: Income tax expense	851	886	2,001	1,476
NOI	$247,902	$233,905	$491,384	$434,954

"Same Property" Communities	$205,054	$193,066	$406,459	$379,464
Non-"Same Property" Communities	39,495	35,385	78,348	47,047
Development and Lease-Up Communities	1,763	9	2,615	9
Disposition/Other	1,590	5,445	3,962	8,434
NOI	$247,902	$233,905	$491,384	$434,954

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter result and by 2 for six month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income	$92,940	$498,886	$136,559	$582,487
Plus: Interest expense	33,578	29,022	66,421	53,564
Plus: Depreciation and amortization expense	143,054	157,734	285,498	270,872
Plus: Income tax expense	851	886	2,001	1,476
Less: Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
EBITDAre	$221,504	$212,382	$441,560	$397,881
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Less: Equity in income of joint ventures	—	—	—	(3,048)
Adjusted EBITDAre	$224,017	$212,382	$444,073	$394,833
Annualized Adjusted EBITDAre	$896,068	$849,528	$888,146	$789,666

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Unsecured notes payable	$3,364,180	$3,231,938	$3,316,971	$3,284,799
Secured notes payable	391,732	514,650	453,409	257,325
Total debt	3,755,912	3,746,588	3,770,380	3,542,124
Less: Cash and cash equivalents	(6,775)	(31,302)	(8,650)	(360,731)
Net debt	$3,749,137	$3,715,286	$3,761,730	$3,181,393

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net debt	$3,749,137	$3,715,286	$3,761,730	$3,181,393
Annualized Adjusted EBITDAre	896,068	849,528	888,146	789,666
Net Debt to Annualized Adjusted EBITDAre	4.2x	4.4x	4.2x	4.0x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '23	Q4 '23	Q1 '24	Q2 '24
Earnings Release & Conference Call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q1 '23	Q2 '23
Declaration Date	2/2/2023	6/15/2023
Record Date	3/31/2023	6/30/2023
Payment Date	4/17/2023	7/17/2023
Distributions Per Share	$1.00	$1.00

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2023

(Unaudited)							2Q23 Avg Monthly		2Q23 Avg Monthly
			Year Placed	Average	Apartment	2Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	94%	$1,968	$1.72	$2,301	$2.01
Camden Copper Square	Phoenix	AZ	2000	786	332	93%	1,671	2.13	2,018	2.57
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	2,189	2.12	2,615	2.53
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	2,055	1.93	2,381	2.23
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,959	1.83	2,355	2.20
Camden North End I	Phoenix	AZ	2019	921	441	94%	2,032	2.21	2,424	2.63
Camden North End II	Phoenix	AZ	2021	885	343	93%	2,035	2.30	2,411	2.72
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	95%	2,300	2.58	2,593	2.91
Camden Pecos Ranch	Chandler	AZ	2001	949	272	93%	1,702	1.79	2,030	2.14
Camden San Marcos	Scottsdale	AZ	1995	984	320	91%	1,862	1.89	2,222	2.26
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	2,007	1.93	2,353	2.26
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	2,051	1.57	2,403	1.84
Camden Tempe	Tempe	AZ	2015	1,043	234	94%	2,046	1.96	2,504	2.40
Camden Tempe II	Tempe	AZ	2023	981	397	Lease-Up	1,964	2.00	2,265	2.31
TOTAL ARIZONA	14	Properties		995	4,426	94%	1,986	2.00	2,343	2.35

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	2,646	2.62	2,891	2.87
Camden Glendale	Glendale	CA	2015	893	307	97%	2,801	3.14	2,980	3.34
Camden Harbor View	Long Beach	CA	2004	981	547	95%	3,011	3.07	3,097	3.16
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	93%	2,577	2.55	2,887	2.86
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	2,269	2.85	2,562	3.22
The Camden	Hollywood	CA	2016	767	287	91%	3,251	4.24	2,889	3.77
Total Los Angeles/Orange County	6	Properties		901	2,525	95%	2,698	3.00	2,847	3.16

Camden Hillcrest	San Diego	CA	2021	1,223	132	96%	3,630	2.97	3,749	3.07
Camden Landmark	Ontario	CA	2006	982	469	94%	2,210	2.25	2,357	2.40
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,807	2.71	3,106	3.00
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	2,728	2.84	2,955	3.07
Camden Tuscany	San Diego	CA	2003	895	160	96%	3,168	3.54	3,383	3.78
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	2,399	2.28	2,592	2.46
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,665	2.64	2,875	2.85

TOTAL CALIFORNIA	12	Properties		944	4,322	95%	2,685	2.84	2,859	3.02

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,883	2.12	2,211	2.49
Camden Caley	Englewood	CO	2000	921	218	96%	1,919	2.08	2,202	2.39
Camden Denver West	Golden	CO	1997	1,015	320	96%	2,275	2.24	2,589	2.55
Camden Flatirons	Denver	CO	2015	960	424	96%	2,015	2.10	2,363	2.46
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,247	1.96	2,560	2.23
Camden Interlocken	Broomfield	CO	1999	1,002	340	96%	2,082	2.08	2,419	2.42
Camden Lakeway	Littleton	CO	1997	929	459	97%	1,998	2.15	2,300	2.48
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,870	2.22	2,138	2.53
Camden RiNo	Denver	CO	2020	828	233	97%	2,251	2.72	2,680	3.24
TOTAL COLORADO	9	Properties		957	2,873	96%	2,063	2.15	2,387	2.49

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,112	1.99	2,417	2.28
Camden College Park	College Park	MD	2008	942	509	94%	1,890	2.01	2,228	2.36
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,189	2.24	2,499	2.56
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,216	2.10	2,568	2.43
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	2,240	2.40	2,591	2.77
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	2,147	2.16	2,432	2.44
Camden Grand Parc	Washington	DC	2002	672	105	93%	2,750	4.09	3,092	4.60
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,109	2.10	2,412	2.40
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,976	2.31	2,268	2.65
Camden Noma	Washington	DC	2014	769	321	96%	2,295	2.98	2,660	3.46
Camden Noma II	Washington	DC	2017	759	405	96%	2,387	3.14	2,784	3.67
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,294	2.76	2,667	3.20
Camden Roosevelt	Washington	DC	2003	856	198	98%	3,067	3.58	3,480	4.06
Camden Shady Grove	Rockville	MD	2018	877	457	97%	2,008	2.29	2,234	2.55
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	2,060	2.11	2,349	2.41
Camden South Capitol	Washington	DC	2013	821	281	96%	2,432	2.96	2,927	3.56
Camden Washingtonian	Gaithersburg	MD	2018	870	365	96%	2,036	2.34	2,258	2.60
TOTAL DC METRO	17	Properties		913	6,192	97%	2,191	2.40	2,519	2.76

Camden Atlantic	Plantation	FL	2022	919	269	97%	2,380	2.59	2,517	2.74
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,734	2.47	3,137	2.83
Camden Boca Raton	Boca Raton	FL	2014	843	261	93%	2,635	3.13	3,009	3.57
Camden Brickell	Miami	FL	2003	937	405	95%	2,882	3.07	3,158	3.37
Camden Doral	Miami	FL	1999	1,120	260	97%	2,574	2.30	2,904	2.59
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,862	2.28	3,102	2.48
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,811	2.69	3,158	3.03
Camden Plantation	Plantation	FL	1997	1,201	502	96%	2,367	1.97	2,686	2.24
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	2,424	2.18	2,739	2.46
Total Southeast Florida	9	Properties		1,065	3,050	96%	2,628	2.47	2,938	2.76

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2023

(Unaudited)							2Q23 Avg Monthly		2Q23 Avg Monthly
			Year Placed	Average	Apartment	2Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	97%	$1,926	$1.79	$2,222	$2.07
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,797	1.88	2,092	2.19
Camden Lake Eola	Orlando	FL	2021	944	360	96%	2,398	2.54	2,643	2.80
Camden LaVina	Orlando	FL	2012	969	420	96%	1,854	1.91	2,174	2.24
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,848	1.97	2,144	2.29
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,841	2.29	2,052	2.55
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,727	2.11	2,028	2.48
Camden Thornton Park	Orlando	FL	2016	920	299	97%	2,136	2.32	2,397	2.61
Camden Town Square	Orlando	FL	2012	983	438	97%	1,869	1.90	2,120	2.16
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,897	1.95	2,175	2.24
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,841	1.88	2,120	2.17
Total Orlando	11	Properties		944	3,954	97%	1,918	2.03	2,194	2.32

Camden Bay	Tampa	FL	1997/2001	943	760	98%	1,875	1.99	2,210	2.34
Camden Central	St. Petersburg	FL	2019	942	368	96%	3,389	3.60	3,733	3.96
Camden Montague	Tampa	FL	2012	972	192	98%	1,871	1.93	2,154	2.22
Camden Pier District	St. Petersburg	FL	2016	989	358	96%	3,495	3.53	3,733	3.77
Camden Preserve	Tampa	FL	1996	942	276	97%	2,046	2.17	2,385	2.53
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	1,788	1.76	2,103	2.07
Camden Visconti	Tampa	FL	2007	1,125	450	95%	2,056	1.83	2,381	2.12
Camden Westchase Park	Tampa	FL	2012	992	348	96%	2,042	2.06	2,353	2.37
Total Tampa	8	Properties		990	3,104	96%	2,291	2.31	2,605	2.63

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,247	2.26	2,544	2.56

Camden Brookwood	Atlanta	GA	2002	916	359	93%	1,771	1.93	2,021	2.21
Camden Buckhead	Atlanta	GA	2022	1,087	366	90%	2,650	2.44	2,642	2.43
Camden Buckhead Square	Atlanta	GA	2015	827	250	93%	1,859	2.25	1,978	2.39
Camden Creekstone	Atlanta	GA	2002	990	223	94%	1,754	1.77	1,963	1.98
Camden Deerfield	Alpharetta	GA	2000	1,187	292	91%	1,887	1.59	2,206	1.86
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	1,772	1.76	2,021	2.01
Camden Fourth Ward	Atlanta	GA	2014	844	276	96%	2,063	2.44	2,386	2.83
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	1,819	1.95	2,159	2.31
Camden Paces	Atlanta	GA	2015	1,408	379	95%	2,951	2.10	3,295	2.34
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,749	1.70	2,078	2.02
Camden Phipps	Atlanta	GA	1996	1,010	234	76%	1,838	1.82	2,073	2.05
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	1,721	1.51	2,036	1.78
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,738	1.74	2,056	2.06
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,630	1.62	1,950	1.93
Camden Vantage	Atlanta	GA	2010	901	592	92%	1,751	1.94	1,969	2.18
TOTAL GEORGIA	15	Properties		1,020	4,862	93%	1,945	1.91	2,203	2.16

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,688	1.61	1,987	1.90
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,768	1.95	2,080	2.30
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,855	2.17	2,174	2.54
Camden Fairview	Charlotte	NC	1983	1,036	135	94%	1,544	1.49	1,833	1.77
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,420	1.51	1,689	1.80
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,535	1.76	1,863	2.13
Camden Gallery	Charlotte	NC	2017	743	323	94%	2,003	2.70	2,252	3.03
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	2,146	2.03	2,416	2.28
Camden Grandview II	Charlotte	NC	2019	2,241	28	92%	4,165	1.86	4,170	1.86
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,526	1.57	1,849	1.90
Camden South End	Charlotte	NC	2003	878	299	96%	1,907	2.17	2,204	2.51
Camden Southline	Charlotte	NC	2015	831	266	95%	2,043	2.46	2,288	2.75
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,720	1.57	1,999	1.82
Camden Touchstone	Charlotte	NC	1986	899	132	94%	1,431	1.59	1,726	1.92
Total Charlotte	14	Properties		954	3,104	95%	1,795	1.88	2,079	2.18

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,622	1.61	1,912	1.89
Camden Carolinian	Raleigh	NC	2017	1,118	186	92%	2,347	2.10	2,517	2.25
Camden Crest	Raleigh	NC	2001	1,012	442	97%	1,497	1.48	1,781	1.76
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	1,575	1.51	1,890	1.81
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,595	1.50	1,894	1.78
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,558	1.61	1,828	1.89
Camden Overlook	Raleigh	NC	2001	1,060	322	97%	1,654	1.56	1,989	1.88
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,447	1.49	1,721	1.77
Camden Westwood	Morrisville	NC	1999	1,022	360	97%	1,537	1.50	1,829	1.79
Total Raleigh	9	Properties		1,022	3,252	96%	1,601	1.57	1,885	1.84

TOTAL NORTH CAROLINA	23	Properties		988	6,356	96%	1,696	1.72	1,980	2.00

Camden Franklin Park	Franklin	TN	2018	967	328	97%	2,028	2.10	2,178	2.25
Camden Music Row	Nashville	TN	2016	903	430	96%	2,515	2.78	2,681	2.97
TOTAL TENNESSEE	2	Properties		931	758	97%	2,305	2.48	2,463	2.65

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2023

(Unaudited)							2Q23 Avg Monthly		2Q23 Avg Monthly
			Year Placed	Average	Apartment	2Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	94%	$1,520	$1.76	$1,815	$2.10
Camden Amber Oaks II	Austin	TX	2012	910	244	96%	1,614	1.77	1,927	2.12
Camden Brushy Creek	Cedar Park	TX	2008	882	272	96%	1,622	1.84	1,830	2.07
Camden Cedar Hills	Austin	TX	2008	911	208	94%	1,734	1.90	2,064	2.27
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	1,914	2.00	2,231	2.34
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,616	1.79	1,924	2.13
Camden La Frontera	Austin	TX	2015	901	300	96%	1,643	1.82	1,890	2.10
Camden Lamar Heights	Austin	TX	2015	838	314	92%	1,841	2.20	2,116	2.52
Camden Rainey Street	Austin	TX	2016	873	326	84%	2,413	2.76	2,681	3.07
Camden Shadow Brook	Austin	TX	2009	909	496	95%	1,545	1.70	1,815	2.00
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,699	1.87	1,986	2.19
Total Austin	11	Properties		897	3,686	94%	1,737	1.94	2,011	2.24

Camden Addison	Addison	TX	1996	942	456	95%	1,602	1.70	1,823	1.94
Camden Belmont	Dallas	TX	2010/2012	946	477	95%	1,825	1.93	2,103	2.22
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,583	1.72	1,873	2.04
Camden Centreport	Ft. Worth	TX	1997	912	268	96%	1,515	1.66	1,797	1.97
Camden Cimarron	Irving	TX	1992	772	286	96%	1,562	2.02	1,818	2.36
Camden Design District	Dallas	TX	2009	939	355	95%	1,709	1.82	1,921	2.05
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,643	1.76	1,862	2.00
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	2,021	1.97	2,201	2.14
Camden Henderson	Dallas	TX	2012	966	106	98%	1,917	1.98	2,162	2.24
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,681	2.02	1,943	2.34
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,743	2.00	2,037	2.34
Camden Panther Creek	Frisco	TX	2009	946	295	96%	1,712	1.81	1,991	2.11
Camden Riverwalk	Grapevine	TX	2008	989	600	97%	1,870	1.89	2,131	2.15
Camden Valley Park	Irving	TX	1986	743	516	96%	1,421	1.91	1,710	2.30
Camden Victory Park	Dallas	TX	2016	861	423	96%	2,041	2.37	2,298	2.67
Total Dallas/Ft. Worth	15	Properties		913	6,224	96%	1,722	1.89	1,972	2.16

Camden City Centre	Houston	TX	2007	932	379	96%	1,594	1.71	1,907	2.05
Camden City Centre II	Houston	TX	2013	869	268	95%	1,569	1.81	1,870	2.15
Camden Cypress Creek	Cypress	TX	2009	993	310	94%	1,551	1.56	1,819	1.83
Camden Cypress Creek II	Cypress	TX	2020	950	234	94%	1,595	1.68	1,900	2.00
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	97%	1,587	1.48	1,868	1.74
Camden Downtown	Houston	TX	2020	1,052	271	92%	2,617	2.49	2,863	2.72
Camden Grand Harbor	Katy	TX	2008	959	300	95%	1,444	1.51	1,724	1.80
Camden Greenway	Houston	TX	1999	861	756	95%	1,508	1.75	1,791	2.08
Camden Heights	Houston	TX	2004	927	352	96%	1,649	1.78	1,954	2.11
Camden Highland Village	Houston	TX	2014/2015	1,172	552	94%	2,381	2.03	2,613	2.23
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,455	1.56	1,745	1.87
Camden McGowen Station	Houston	TX	2018	1,004	315	94%	2,117	2.11	2,378	2.37
Camden Midtown	Houston	TX	1999	844	337	95%	1,571	1.86	1,897	2.25
Camden Northpointe	Tomball	TX	2008	940	384	94%	1,385	1.47	1,677	1.78
Camden Plaza	Houston	TX	2007	915	271	96%	1,723	1.88	2,014	2.20
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,556	2.13	2,885	2.40
Camden Royal Oaks	Houston	TX	2006	923	236	97%	1,485	1.61	1,561	1.69
Camden Royal Oaks II	Houston	TX	2012	1,054	104	98%	1,716	1.63	1,785	1.69
Camden Spring Creek	Spring	TX	2004	1,080	304	94%	1,503	1.39	1,761	1.63
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,288	1.52	1,545	1.83
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,432	1.55	1,704	1.85
Camden Travis Street	Houston	TX	2010	819	253	96%	1,563	1.91	1,849	2.26
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,571	1.82	1,870	2.17
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,463	1.56	1,751	1.87
Camden Woodson Park	Houston	TX	2008	916	248	94%	1,367	1.49	1,611	1.76
Camden Yorktown	Houston	TX	2008	995	306	96%	1,364	1.37	1,625	1.63
Total Houston	26	Properties		956	9,154	95%	1,662	1.74	1,935	2.02

TOTAL TEXAS	52	Properties		931	19,064	95%	1,696	1.82	1,962	2.11

TOTAL PROPERTIES	172	Properties		961	58,961	95%	$1,983	$2.06	$2,265	$2.36